www.raitft.com www.raitft.com A Diversified Real Estate Finance REIT Exhibit 99.1

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Forward Looking Disclosure and Use of Non-
GAAP Financial Measures
This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-
looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, products and services and other statements that are not historical facts. These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors discussed and identified in filings by RAIT with the Securities and Exchange Commission; adverse market developments and credit losses have reduced, and may continue to reduce, the value of trust preferred securities, or TruPS, subordinated debentures and other debt instruments directly or indirectly held by
RAIT; adverse market developments have reduced, and may continue to reduce, the value of other assets in RAIT’s investment portfolio; RAIT’s liquidity may be impaired by the reduced availability of short-term and long-term financing, including a reduction in the market for securities issued in securitizations and in the availability of repurchase agreements and warehouse facilities; RAIT’s liquidity may be adversely affected by margin calls; RAIT may be unable to obtain adequate capital at attractive rates or otherwise; payment delinquencies or failures to meet other collateral performance criteria in collateral underlying RAIT’s securitizations have restricted, and may continue to restrict RAIT’s ability to receive cash distributions from RAIT’s securitizations and have reduced, and may continue to reduce, the value of RAIT’s interests in these securitizations; failure of credit rating agencies to confirm their previously issued credit ratings for debt securities issued in RAIT’s securitizations seeking to go effective may restrict RAIT’s ability to receive cash distributions from those securitizations; covenants in RAIT’s financing arrangements may restrict RAIT’s business operations; fluctuations in interest rates and related hedging activities against such interest rates may affect RAIT’s earnings and the value of RAIT’s assets; borrowing costs may increase relative to the interest received on RAIT’s investments; RAIT may be unable to sponsor and sell securities issued in securitizations, and, even if RAIT is able to do so, RAIT may be unable to acquire eligible securities for securitization transactions on favorable economic terms; RAIT may experience unexpected results arising from litigation that is currently pending or may arise in the future; RAIT and RAIT’s subsidiary, Taberna Realty Finance Trust (“Taberna”), may fail to maintain qualification as real estate investment trusts, or REITs; RAIT and Taberna may fail to maintain exemptions under the Investment Company Act of 1940; geographic concentrations in investment portfolios of residential mortgage loans could be adversely affected by economic factors unique to such concentrations; the market value of real estate that secures mortgage loans could diminish further due to factors outside of RAIT’s control; adverse governmental or regulatory policies may be enacted; management and other key personnel may be lost; competition from other REITs and other specialty finance companies may increase; and general business and economic conditions could impair the credit quality of our investments and reduce our ability to originate loans.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-
looking statements attributable to RAIT or any person acting on it’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-
looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document contains, and the related presentation may contain, non-U.S. generally accepted accounting principles (“GAAP”) financial measures. A reconciliation of these non-
GAAP financial measures to the most directly comparable GAAP financial measure is included in this document which is available on RAIT’s website at www.raitft.com.

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RAIT is a specialty finance REIT that provides a comprehensive set of debt financing options to the real estate industry, including investors in commercial real estate, REITs and real estate operating companies and their intermediaries, throughout the United States and Europe. RAIT manages and invests in commercial mortgages, including whole and mezzanine loans, commercial real estate investments, preferred equity interests, residential mortgage loans, trust preferred securities and subordinated debentures. RAIT generates income for distribution from its portfolio of investments and assets under management.
Diversified Real Estate Finance REIT
Assets under management - $14.5 billion
Commercial real estate loans - $2.2 billion
Residential mortgage securitized portfolio - $4.0 billion
European portfolio –European real estate assets - $2.0
billion
Domestic TruPS and subordinated debt - $6.2 billion
Other investments - $128.6 million

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Experienced Management Team
Officer Position
Betsy Z. Cohen Chairman of the Board
Daniel G. Cohen Chief Executive Officer
Scott F. Schaeffer President & Chief Operating Officer
Jack E. Salmon Chief Financial Officer & Treasurer
Kenneth R. Frappier Executive Vice President-Risk Management
Raphael Licht Chief Legal Officer & Chief Administrative Officer
James J. Sebra Senior Vice President & Chief Accounting Officer
Plamen M. Mitrikov Executive Vice President – Asset Management (Europe)
Samuel J. Greenblatt Executive Vice President, Director of Originations (CRE)

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Key Drivers of Value Creation
Credit focus
Experienced
management team
Risk monitoring and
surveillance
Long term matched
funding
A diverse portfolio
of originated and
managed assets
Enhanced
Shareholder
Value
Enhanced
Shareholder
Value
Adjusted Earnings
Economic book value
Cash flow

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Business Strategy
Generate attractive yields from investing in commercial real estate loans and European real estate assets
Manage credit risk and mitigate funding risk by using match-funded asset/liability structures
Generate and distribute strong cash flow from diversified portfolios, fees generated from asset management and asset originations
Maintain liquidity and reduce short term debt
Expand third-party asset management and co-investment opportunities
(senior participations) to expand assets under management and increase fee income

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Portfolio Performance at March 31, 2008
1) Gross cash flow includes asset management fees and yield.  Loan origination fees of $3.4 million on new domestic & European assets are excluded.
For the three months ended March 31, 2008, the cash flows generated by our investment portfolios were as follows (dollars in thousands):
Assets Under
Management
Gross
Cash Flow (1)
Commercial real estate portfolio.................................................... $ 2,146,035 $ 25,137
Residential mortgage portfolio....................................................... 3,976,006 5,104
European portfolio...................................................................... 2,004,088 3,461
Domestic TruPS portfolio.............................................................. 6,218,286 11,850
Other investments ...................................................................... 128,600 349
Total........................................................................................14,473,015 $ $ 45,901

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$2.2 billion CRE assets under management:
-
Originating and underwriting commercial real
estate loans since 1998
-
$450 million revolver capacity in securitizations
Extensive origination platform:
-
referral network
-
repeat borrowers
$124 million of loan originations for three
months ended March 31, 2008
Commercial Real Estate Profile
Note:  As of3/31/08
Programs:
Commercial Mortgage Loan Program
Senior whole loans, short-term bridge loans
$5 million - $100 million
Mezzanine Lending and Preferred Equity Program
$250,000 - $50 million
Higher rates of return than commercial mortgage loans
-
Strong credit history
14%-20% $25,137
Target Yields
Q1 2008 Cash flow (1)
($ in thousands)
1) Excludes $1.4 million in loan origination fees during the quarter ended March 31, 2008

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Commercial Real Estate Portfolio: Loan
Characteristics
Property Types Geographic U.S. Regions
Note:  As of 3/31/08
($ in thousands)
Multi-family
50.9%
Office 24.7%
Retail 18.7%
Other 5.5%
Industrial
0.2%
Mid-
Atlantic
13.6%
Central
34%
Southeast
20.3%
West
26.8%
Northeast
5.3%
Amortized
Cost
Weighted
Average
Coupon
Number
of Loans
% of
Total
Loan
Portfolio
Commercial mortgages
$  1,456,850 7.8% 127 66.9%
Mezzanine loans 539,393 10.5% 164 24.7%
Other loans 182,907 6.6% 11 8.4%
Total $  2,179,150 8.3% 302 100%

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Carrying
Amount at
03 /31/08
Average
Interest
Rate
Average
Next
Adjustment
Date
Number
of
Loans
% of
Portfolio
Average
FICO
Score(1)
3/1 ARM ................................. 5.6% Aug. 2008 285 2.8% 732
5/1 ARM ................................. 5.6% Jul. 2010 6,735 82.0% 739
7/1 ARM ................................. 539,519 5.7% Sept. 2011 1,190 13.6% 737
10/1 ARM ...............................62,657 5.7% June 2015 72 1.6% 749
Total ....................................... 5.6% 8,282 100.0% 738
Residential Mortgage Loan Portfolio Summary
Geographic Distribution by State
Note:  As of 3/31/08
(1) FICO score at origination
(2) Based on carrying amount
($ in thousands)
Portfolio by FICO Score (1) (2)
Target Yields
$5,104
6%-8%
Quarterly Cash Flow
($ in thousands)
>710,
75.2%
<640,
0.8%
641 -
709, 24%
CA 45%
IL 3%
FL 7%
AZ 3%
All other
states 22%
WA 3%
VA 5%
NJ 3%
NY 3%
NV 3%
MD 3%
$.112,191
3,244,042
$3,958,409

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$2.0 billion unconsolidated European assets
under management:
-
generating fee income and investment yield
-
London office:
-
Extensive referral network for loan originations
-
8 employees
Strategy :
-
create one of the top European real estate asset
managers
-
expand commercial real estate lending in Europe
European Portfolio Profile
Note:  As of3/31/08
Programs:
As of 3/31/08:
-
$207 million of new European asset production
-
$363.3 million of capital available to finance new
investments
-
Strong credit performance with no defaults
15%-25% $3,461
Target Yields
Q1 2008 Cash Flow (1)
($ in thousands)
1) Excludes $2.3 million in loan origination fees during the quarter ended March 31, 2008

RAIT
Financial Trust

Trust Preferred, 5%
B Notes, 2%
CMBS, 3%
Perpetual debt 6%
Senior loans, 51%
Subordinated, 33%

Industrial, 2%
Infrastructure, 3%
Multifamily, 2%
Financial Institutions, 8%
Diversified, 18%
Specialty Finance, 12%
Retail, 23%
Warehouse/Industrial, 4%
Office, 18%
Hotel, 11%

Other Europe, 22%
UK, 18%
Netherlands, 6%
France, 17%
Germany, 9%
Spain, 10%
US, 18%

RAS
LISTED
NYSE

12 www.raitft.com www.raitft.com European Portfolio Characteristics Sector Distribution Geographic Distribution Investment Types Note: As of 02/08

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$6.2 billion assets under management
-
$3.3 billion – consolidated assets
Fees:
-
Asset management fees senior and subordinate to debt
payments.
Current market conditions
-
Assets and liabilities reported under fair value
accounting in 2008.
-
no new production
-
Defaults in certain securitizations collateralized by
TruPS has caused redirection of cash flow to prepay
senior debt
Domestic TruPS Profile
15%-18% $11,850
Target Yields
Q1 2008 Cash Flow (1)
($ in thousands)
TruPS Issuer Types (1)
Note:  As of 3/31/08
1) Excludes $11.3  million in cash flow  redirected to prepay senior debt during the quarter ended March 31, 2008
(1) Based on current carrying amount
Commercial
Mortgage
32%
Office 18%
Hospitality
4%
Storage
3%
Specialty
Finance
15%
Retail 7%
Residential
Mortgage
8%
Homebuilders
13%

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Credit Performance Measures
($ in thousands)
Portfolio
Carrying
Value
Non-
Performing
Loans
# of
Loans
% of
Portfolio
Loan Loss
Reserve
Commercial real estate loans 2,165,992 $   41,858 $     3 1.9% 20,945 $
Residential mortgage loans (1) 3,958,409 123,894 285 3.1% 14,730
Investments in securities (TruPS) 3,271,544 236,750 11 7.2%
N/A
(2)
Total 9,395,945 $   402,502 $   299 4.3% 35,675 $
(1) Includes loans delinquent over 60 days as of March 31, 2008
(2) Loan loss reserves are not setup for investments in securities (TruPS) because they are carried at fair value with the net change in fair value recorded through GAAP earnings

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Liquidity & Capital Resources at 3/31/08
$34.2 million of cash on hand
$188.1 million of restricted cash (primarily related to committed funds under our consolidated securitizations)
$363.3 million of off balance sheet restricted cash (available funds for investment under our unconsolidated European
securitization in its ramp-up period)
$46.5 million of available capacity under existing commercial bank facilities
Repurchase agreement indebtedness of $67.9 million subsequently reduced to $58.0 million at April 30, 2008
New commercial and institutional investors for commercial real estate portfolio

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SFAS 159 Adoption
The following table summarizes the cumulative net fair value adjustments through March 31, 2008 for the specific financial assets and liabilities elected for the fair value option under SFAS No. 159 (dollars in thousands):
Fair Value
Adjustments as of
December 31,
2007
SFAS No. 159
Fair Value
Adjustments on
January 1, 2008
SFAS No. 159 Fair
Value Adjustments
during three-month
period ended
March 31, 2008
Cumulative Fair Value
Adjustments as of
March 31, 2008
Assets:
Investments in securities (1)
$ (494,765) $ (99,991) $ (441,274) $ (1,036,030)
Deferred financing costs, net of
accumulated amortization
— (18,047) — (18,047)
Liabilities:
Trust preferred obligations
— 52,070 38,432 90,502
CDO notes payable
— 1,520,616 803,128 2,323,744
Derivative liabilities (155,080) — (144,436) (299,516)
Other liabilities
— 6,103 — 6,103
Fair value adjustments before allocation
to minority interest (649,845) 1,460,751 255,850 1,066,756
Allocation of fair value adjustments to
minority interest
123,881 (373,357) (99,510) (348,986)
Cumulative effect on shareholders’ equity $ (525,964) $ 1,087,394 $ 156,340 $ 717,770
(1) Prior to January 1, 2008, trading securities were classified as available-for-sale and carried at fair value. Accordingly, the election of the fair value option under SFAS No. 159 for trading securities did not change their carrying value and resulted in a reclassification of $310.5 million from accumulated other comprehensive income (loss) to retained earnings (deficit)
on January 1, 2008.

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Selected GAAP Financial Data
($ in thousands except per
share amounts)
2008 2007
Operating Data:
Net investment income $            41,992 $        41,875
Total revenue 53,249 52,168
Total expenses 24,919 31,861
Change in fair value of financial
instruments
255,850 —
Asset impairments (10,694) —
Net income (loss) available to
common shares 130,116 20,348
Earnings (loss) per share:
Basic $                2.14 $           0.34
Diluted $                2.14 $           0.34
Common dividends declared per share $                0.46 $           0.80
As of
March 31,
As of
December 31,
2008 2007
Balance Sheet Data:
Investments in mortgages and loans
$        6,088,726 $   6,228,633
Investments in securities 3,271,544 3,827,800
Total assets 10,151,567 11,057,580
Total indebtedness 7,333,476 10,057,121
Total liabilities 7,942,923 10,476,735
Minority interest 478,353 1,602
Total shareholders’ equity 1,730,291 579,243
Book value per share $              25.63 $           6.78
Shares outstanding 61,051,068 61,018,231
As of and for the three months
ended March 31

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Performance Measures – Adjusted Earnings
Adjusted Earnings Reconciliation of Reported GAAP Net Income Available to Common Shares to Adjusted Earnings (1)
For the Three-Month
Period Ended March 31
For the Three -
Month Period
Ended
December 31,
2008 2007 2007
Net income (loss) available to common shares, as reported
$  130,116 $    20,348 $ (183,489)
Add (deduct):
Provision for losses
10,273 3,718 11,059
Depreciation expense
1,381 460 2,426
Amortization of intangible assets
7,071
14,289 15,218
Change in fair value of financial instruments, net
of allocation to minority interest of $99,510 for
the three-month period ended March 31, 2008
(156,340) — —
Unrealized (gains) losses on interest rate hedges
(81)
(88) 5,184
Interest cost of hedges, net of allocation to
period ended March 31, 2008 (6,606) — —
Net gains on deconsolidation of VIEs
— — (17,471)
Capital (gains) losses (2)
32,059 — —
Asset impairments
10,694
— 184,684
Share-based compensation
1,845
2,956 12,138
Fee income deferred (recognized)
305
18,009 (785)
Deferred tax provision (benefit)
992
(8,113) (343)
Adjusted earnings
$    31,709 $    51,579 $    28,621
Weighted-average shares outstanding—Diluted
60,853,250 60,616,721 60,789,508
Adjusted earnings per diluted share
$        0.52 $       0.85 $        0.47
Common dividends declared
$        0.46 $        0.80 $        0.46
minority interest of $2,374 for the three - month

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Performance Measures – Adjusted Earnings
(Continued)
(1) We measure our performance using adjusted earnings in addition to net income (loss). Adjusted earnings represents net income (loss)
available to common shares, computed in accordance with GAAP, before depreciation, amortization of intangible assets, provision for losses, changes in fair value of financial instruments, net of minority interests, unrealized (gains) losses on hedges, asset impairments, net of minority interests, capital gains (losses), net gain on deconsolidation of VIEs, share-based compensation, write-off of unamortized deferred financing fees, deferred fee revenue and our deferred tax provisions. These items are recorded in accordance with GAAP and are typically non-cash items that do not impact our operating performance or dividend paying ability.
Management views adjusted earnings as a useful and appropriate supplement to GAAP net income (loss) because it helps us evaluate our performance without the effects of certain GAAP adjustments that may not have a direct financial impact on our current operating performance and our dividend paying ability. We use adjusted earnings to evaluate the performance of our investment portfolios, our ability to generate fees, our ability to manage our expenses and our dividend paying ability before the impact of non-cash adjustments recorded in accordance with GAAP. We believe this is a useful performance measure for investors to evaluate these aspects of our business as well. The most significant adjustments we exclude in determining adjusted earnings are amortization of intangible assets, provision for losses, changes in fair value of financial instruments, asset impairments, capital gains (losses) and share-based compensation. Management excludes all such items from its calculation of adjusted earnings because these items are not charges or losses which would impact our current operating performance or dividend paying ability. By excluding these significant items, adjusted earnings reduces an investor’s understanding of our operating performance by excluding: (i) management’s expectation of possible losses from our investment portfolio or non-performing assets that may impact future operating performance or dividend paying ability, (ii) the allocation of non-cash costs of generating fee revenue during the periods in which we are receiving such revenue, and (iii) share based compensation required to retain and incentivize our management team.
Adjusted earnings, as a non-GAAP financial measurement, does not purport to be an alternative to net income (loss) determined in accordance with GAAP, or a measure of operating performance or cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. Instead, adjusted earnings should be reviewed in connection with net income (loss) and cash flows from operating, investing and financing activities in our consolidated financial statements to help analyze management’s expectation of potential future losses from our investment portfolio and other non cash matters that impact our financial results. Adjusted earnings and other supplemental performance measures are defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted earnings to these other REITs.
During the three-months ended March 31, 2008, we revised our definition of adjusted earnings to exclude capital gains (losses). Capital gains
(losses), while economic losses, do not currently impact operating performance or dividend paying ability. This revision did not impact the computation of adjusted earnings during the three-month period ended March 31, 2007.
(2) During the three-months ended March 31, 2008, certain of our warehouse arrangements were terminated.  We have accrued for the estimated loss of our warehouse deposits, or $32,059, as a component of the change in fair value of free-standing derivatives in our consolidated statement of operations.

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Performance Measures – Total Fees Generated
Total fees generated represents the total fees generated, without consideration for the deferral of fees, as yield adjustments, in accordance with GAAP (1).
(1) Total Fees Generated is a non-GAAP financial measurement and does not purport to be an alternative to fee and other income determined in accordance with GAAP as a measure of operating performance or to cash flows from operating as a measure of liquidity. RAIT believes the presentation of Total Fees Generated is useful to investors because it demonstrates RAIT’s ability to generate fees, which creates additional yield.
For the Three- Month Period
Ended March 31,
2008 2007
Fees and other income, as reported,
$       7,409 $       7,881
Add (deduct):
Asset management fees, eliminated 4,389 4,488
Deferred structuring fees — 5,625
Deferred origination fees, net of amortization
305 12,384
Total Fees Generated
$     12,103 $    30,378

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Performance Measures – Economic Book Value
(1) Management views economic book value as a useful and appropriate supplement to shareholders’ equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of realized or unrealized gains (losses) on investments in excess of our total investment in that securitization, which is our maximum value at risk. Under GAAP, we record certain of our assets, liabilities and derivatives of our consolidated entities, primarily our consolidated securitizations, at fair value. The net fair value adjustments recognized in our financial statements that reduced our total investment below zero are added back to shareholders’
equity in arriving at economic book value and the net fair value adjustments recognized in our financial statements that are in excess of our total investment are deducted from shareholders’ equity in arriving at economic book value. In performing these computations, we exclude the impact of unrealized fair value adjustments associated with derivatives on economic book value. Economic book value should be reviewed in connection with shareholders’ equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Economic book value is defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our economic book value to that of other REITs. We do not intend economic book value to represent the fair value of our retained interests in our securitizations or the fair value of our shareholders’ equity available to common shareholders.
(2) Based on 61,051,068 and 61,018,231 common shares outstanding as of March 31, 2008 and December 31, 2007, respectively.
(3) Based on 2,760,000 Series A preferred shares, 2,258,300 Series B preferred shares, and 1,600,000 Series C preferred shares, all of which have a liquidation preference of
$25.00 per share.
(4) Tangible book value per share is calculated by subtracting the liquidation value of RAIT’s cumulative redeemable preferred shares and net intangible assets from total shareholders’ equity and dividing the result by the number of common shares outstanding at the end of the period.
Economic Book Value (1) - We define Economic Book Value as shareholders’ equity, determined in accordance with GAAP, adjusted for the following items: liquidation value of preferred shares, unamortized intangible assets, goodwill, and losses recognized in excess of our investments at risk.
As of
March 31, 2008
As of
December 31, 2007
Amount Per Share (2) Amount Per Share (2)
Shareholders’ equity, as reported ................................ ................................ ................. $1,730,291 $  28.34 $ 579,243 $  9.49
Add (deduct):
Liquidation value of preferred shares (3) ................................ ................................ ...... (165,458) (2.71) (165,458) (2.71)
Book Value ................................ ................................ ................................ .......................
1,564,833 25.63 413,785 6.78
Unamortized intangible assets ................................ ................................................... (49,052) (0.80) (56,123) (0.92)
Tangible Book Value (4) ................................ ................................ ................................ ... 1,515,781 24.83 357,662 5.86
Add (deduct):
Unrealized (gains) losses recognized in excess of value at risk ................................ .. (620,182) (10.16) 284,002 4.66
Economic Book Value ................................ ................................ ................................ ...... $895,599 $   14.67 $ 641,664 $ 10.52